UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2005

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California (State of Incorporation)	000-23877 (Commission File Number)	77-0469558 (I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On July 19, 2005, Heritage Commerce Corp (NASDAQ: HTBK), parent company of Heritage Bank of Commerce, issued a press release announcing that its President and Chief Executive Officer will present at the Keefe, Bruyette and Woods (KBW) sixth annual community bank investor conference in New York. Heritage Commerce Corp is scheduled to present on Tuesday, July 26 at 3:00 p.m. EDT (12:00 p.m. PDT), and the live and archived presentation can be viewed at www.kbw.com.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

99.1	Press release dated July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2005	HERITAGE COMMERCE CORP
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer
By: /s/ Walter T. Kaczmarek Name: Walter T. Kaczmarek Chief Executive Officer

Exhibit Index
Exhibit	Description
99.1	Press release dated July 19, 2005 also provided in PDF format as a courtesy.